UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2025

Date of Report (Date of earliest event reported)

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

(805) 525-5541

(Registrant’s Telephone Number, Including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on January 31, 2023, Limoneira Company (the “Company”) entered into a Grower Packing & Marketing Agreement (the “GPMA”) with PAI Centurion Citrus, LLC, a Delaware limited liability company (“PAI” and together with the Company, the “Parties” and each, a “Party”). The GPMA was further amended by that certain First Amendment to the GPMA, dated as of November 18, 2024.  Under the terms of the GPMA, the Company provided packing, marketing and selling services for lemons harvested on Northern Properties for an initial term of five years.

The Parties mutually determined that it is in their best interests to terminate the GPMA, and on October 20, 2025, the Parties executed a Termination and Release Agreement (the “Termination Agreement”), to be effective as of October 13, 2025 (the “Effective Date”) whereby the GPMA is terminated as of the Effective Date. The Termination Agreement provides that the Parties acknowledge and agree that PAI fully delivered the 2024/2025 lemon crop to the Company, and that all obligations of the parties under the GPMA with respect to any lemons harvested after the 2024/2025 lemon crop are terminated. Certain provisions of the Agreement relating to payments due to PAI for the 2024/2025 crop and costs payable by PAI to the Company for the 2024/2025 crop shall survive termination. Each of PAI and the Company waived and released the other Party from any and all claims, known or unknown arising from the Termination Agreement, other than the surviving obligations expressly set forth therein.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.02 by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Termination Agreement and Mutual Release, by and between Limoneira Company and PAI Centurion Citrus, LLC, dated as of October 20, 2025 (and effective as of October 13, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2025		LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer